EXHIBIT 10.13

                         ALL AMERICAN PET COMPANY, INC.

                                PROMISSORY NOTE

U.S. $50,000                                                   December 27, 2006

      FOR VALUE RECEIVED, the undersigned, All American Pet Company, Inc., a Maryland corporation (the "Company"), hereby promises to pay to the order of Eckhard Kirsch or any future permitted holder of this promissory note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Fifty Thousand Dollars (U.S.$50,000), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this promissory note ("Note").

      1. Principal and Interest Payments.

            (a) The Company shall repay in full the entire principal balance then outstanding under this Note on the earlier of (i) the Company's obtaining a minimum of $1,000,000 in debt or equity financing, or (ii) December 26, 2007.

            (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of fifteen percent (15%) per annum and shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty-five (365) days and shall be payable on the Maturity Date. Upon the occurrence of an Event of Default (as defined in Section 4 hereof), then to the extent permitted by law, the Company will pay interest to the Payee, payable on demand, on the outstanding principal balance of this Note from the date of the Event of Default until payment in full at the rate of seventeen percent (17%) per annum.

            (c) The Company shall be entitled to prepay principal or interest pursuant to this Note.

      2. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of California, such payment may be due on the next succeeding business day.

      3. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

            (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

            (b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors'







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rights generally, and the Company has full power and  authority  to  execute and deliver this Note and to perform its obligations hereunder.

            (c)   The execution, delivery and performance of this Note  will not
(i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's articles of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges or encumbrances which would not have a Material Adverse Effect (as defined below).

            (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

            (e) For purposes of this Note, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Note in any material respect.

      4.    Events  of  Default.   The occurrence of any of the following events
shall be an "Event of Default" under this Note:

            (a) the Company shall fail to make any payment of principal and any accrued interest outstanding five (5) days after Payee has given the Company notice that such payment has not been made on or before the date on which is became due and payable hereunder; or

            (b) any representation, warranty or certification made by the Company herein shall prove to have been false or incorrect or breached in a material respect on the date as of which made and shall not have been cured by the Company within 10 business days after Payee has given the Company written notice of such breach; or

            (c) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under) the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the







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enforcement of creditors' rights  generally,  (v)  acquiesce  in  writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

            (d) a proceeding or case shall be commenced in respect of the Company or any of its subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii), or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries or action under the laws of any jurisdiction (foreign or domestic ) analogous to any of the foregoing shall be taken with respect to the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of sixty
(60) consecutive days.

      5. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in Sections 4(c) and (d), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company, the outstanding principal balance of this Note plus all accrued but unpaid interest shall be automatically due and payable; or (b) exercise or otherwise enforce anyone or more of the Payee's rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the rights of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding the foregoing, Payee agrees that its rights and remedies hereunder are limited to receipt of cash in the amounts described herein.

      6. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

      7. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred, sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company, which shall be determined by the Company in its sole discretion.







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      8.    Amendments.  This Note may not be  modified or amended in any manner except in writing executed by the Company and the Payee.

      9. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon delivery by telecopy, facsimile or prepaid courier service at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received).

      Address of the Payee:   Eckard Kirsch
                              ________________________
                              ________________________
                              Tel. No.: ______________
                              Fax No.: _______________

      Address of the Company: All American Pet Company, Inc.
                              16501 Ventura Blvd., Suite 514
                              Encino, California 914336
                              Attention: Barry Schwartz, President
                              Tel. No.: (818) 981-2275
                              Fax No.: (818) 981-2274

      with a copy to:         Patton Boggs LLP
                              1660 Lincoln Street; Suite 1900
                              Denver, CO 80264
                              Attention: Alan Talesnick
                              Tel. No.: (303) 830-1776
                              Fax No.: (303) 894-9239

      10. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

      11.   Headings.   Article  and  section headings in this Note are included
herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

      12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not,







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except as expressly provided herein, be subject to any other  obligation  of the
Company (or the performance thereof). The Company acknowledges that a breach by the Company of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be
inadequate.   Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

      13. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      14. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

      15. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

      16. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Central California District and the courts of the State of California located in Los Angeles County for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action, or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 9 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 17 shall affect or limit any right to serve process in any other manner permitted by law.

      17. Failure or Indulgence Not Waiver. No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on anyone occasion be deemed a waiver of the same right or rights on any future occasion.

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      IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

                                     ALL AMERICAN PET COMPANY, INC.

                                     By: ____________________________________
                                            Barry Schwartz, President